UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2022
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MATTERPORT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
352 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (650) 641-2241
N/A
(Former name or former address, if changed since last report.)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MTTR	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The 2022 Annual Meeting of Stockholders of Matterport, Inc. (the “Company”) was held on July 6, 2022 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company (i) elected two Class I directors to the Board of Directors of the Company to serve for a term of three years expiring at the Company’s annual meeting of stockholders to be held in 2025 and until his successor is duly elected and qualified and (ii) ratified the selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results for each proposal were as follows:

Proposal 1 – To elect the two Class I directors to the Board of Directors of the Company:

	For	Withheld	Broker Non-Votes
R.J. Pittman	112,698,525	9,392,735	65,403,294
Peter Hébert	112,325,902	9,765,358	65,403,294

Proposal 2 – To ratify the selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
186,506,786	493,701	494,067	—

Item 7.01.    Regulation FD Disclosure.
Investors and others should note that the Company routinely announces material information to investors and the marketplace using filings with the U.S. Securities and Exchange Commission (the “SEC”), press releases, public conference calls, presentations and webcasts. The Company also intends to use the Matterport Investor Relations website located at https://investors.matterport.com and certain social media channels as a means of disclosing information about the Company to its customers, investors and the public, including its Twitter feed (@Matterport), R.J. Pittman’s Twitter feed (@rjpittman) and J.D. Fay’s Twitter feed (@jdfay00). The information posted on social media channels is not incorporated by reference in this report or in any report or document the Company files with the SEC. While not all of the information posted to the Matterport Investor Relations website or to the social media accounts listed above is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in Matterport to review the information that it shares at its Investor Relations website and to sign up for and regularly follow its social media accounts. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting ‘Resources > Email Alerts’ at the Matterport Investor Relations website located at https://investors.matterport.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: July 7, 2022	By:	/s/ James D. Fay
	Name:	James D. Fay
	Title:	Chief Financial Officer